Exhibit 10.5

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Exclusive Technical Service and Business Consulting
Agreement
独家技术服务与商业咨询协议

This Exclusive Technical Service and Business Consulting Agreement (the “Agreement”) is entered into by and between the following two parties on, May 30th, 2012:
本独家技术服务与商业咨询协议（“本协议”）由下列双方于2012年5月30日签订：

1.	Shenzhen Wonhe Technology Co., Ltd. (hereinafter referred to as Party A)
深圳市网合科技股份有限公司（以下称“甲方”）

Address：Rm1001,10th FL, Resource Hi-Tech Builing South Tower No.1 Songpingshan Road, North Central Avenue North High-Tech Zone, Nanshan District Shenzhen, Guangdong Province
地址：深圳市南山区高新区北区北环大道北松坪山路1号源兴科技大厦10层南座1001室

2.	Shengshihe Management Consulting(Shenzhen) Co., Ltd. (hereinafter referred to as Party B)
盛世和管理咨询（深圳）有限公司（以下称“乙方”）

Address：342A,Third Floor, Annex Building, Jingui Building, Bonded Area, Futian District, Shenzhen
地址：深圳市福田区保税区金桂大厦裙楼三层西面342A

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Preface
前言

Whereas Party A is a limited company legally registered and existing in Shenzhen, Guangdong Province , P.R.C，with the main business scope of: R&D, manufacturing and marketing of high-end business IT products, and providing omnibearing IT Solutions about IT equipment hardware sales, network security, data storage backup and system integration.
鉴于，甲方是一家在中国广东省深圳市注册成立并合法存续的有限责任公司，其专业从事高端商务IT产品的研发、生产及销售，提供IT设备硬件销售、网络安全、数据存储备份、系统集成等全方位的IT解决方案。

Whereas Party B is a wholly foreign-owned limited company legally registered and existing in Shenzhen, P.R.C. with the main business scope of Corporate Management Consulting; Business Information Consulting; Meeting Service; Business Training;
鉴于，乙方为一家在中国深圳市注册成立并合法存续的外商独资有限责任公司，其主要业务为：企业管理咨询；商务信息咨询；会议服务；商务培训。

Whereas Party A needs Part B’s technical services and technical consulting related to Party A’s business (see the definition below) and Party B agrees to provide the aforesaid services to Party A.
鉴于，甲方需要乙方为其提供与甲方业务（定义见下文）有关的技术服务与咨询，而乙方亦同意向甲方提供此等服务。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Through friendly negotiation, the two parties enter into the terms of the agreement as follows:
经友好协商，双方兹达成协议如下：

Article 1 Definitions

第一条	定义

1.1	Unless otherwise provided in this Agreement, the following terms shall have the following meanings:
除非本协议中的条款或上下文应另作理解，本协议中，下列词语具有以下含义：

Business of Party A	means the business in the field of R&D, manufacturing and marketing of high-end business IT products,
“甲方业务”	指甲方所经营并发展的高端商务IT产品的研发、生产及销售

Service	means the service exclusively provided by Party B to Party A related to the business of Party A, including but not limited to:

(1) Technical support related to the business of Party A;
(2) Technical consulting related to the business activities of Party A;
(3) Training of the technical personnel and market development personnel from Party A;
(4) Assistance with Party A in related information collection and market research;
(5) Business consulting related to the business of Party A (including but not limited to strategy planning, marketing, content-making, client management and etc.);
(6) Business consulting service related to daily management, exploration and development of advertisement business, advertising marketing and so on upon Party A’s request;
(7) Other related technical services and consulting services supplied upon the request of Party A from time to time.

“服务”
指乙方向甲方独家提供的与甲方业务有关的服务，该等服务包括但不限于：
(1) 与甲方业务相关的技术支持；
(2) 提供与甲方业务活动相关的技术咨询；
(3) 为甲方培训专业技术、市场开发人员；
(4) 协助甲方进行有关的信息收集及市场调研；
(5) 提供与甲方业务相关的商业咨询（包括但不限于战略策划、市场营销、内容制作、客户管理等方面的咨询）；
(6) 根据甲方的要求提供日常管理、广告业务拓展与开发、广告营销等商业咨询服务；
(7) 其他应甲方要求而不时提供的其他相关技术服务及咨询服务。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Annual Business Plan	means annual business development plan and budget report of Party B for next calendar year made by Party A with the assistance of Party B before January 10 of each year.
“年度业务计划”	指甲方根据本协议，在每年1月10日之前，在乙方协助下所制订的下一日历年度甲方业务发展计划及预算报告。

Service Fees	means all the fees Party A shall pay to Party B for the service provided according to Article 3 of this Agreement.
“服务费”	指甲方根据本协议第三条的规定，就乙方服务所应向乙方支付的所有费用。

Equipment	means any or all the equipment purchased by Party B from time to time for the purpose of providing Party A with service.
“设备”	指乙方所有的或不时购买的，为提供服务之目的而使用的任何及所有设备。

Techniques Related to Business	means any or all the techniques related to the business of Party A and developed on the basis of the service provided under this Agreement.
“业务相关技术”	指甲方在乙方于本协议项下提供的服务的基础上开发的、与甲方业务相关的任何及所有技术。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Client Information	has the same meaning as the one stipulated by Article 6.1 under this Agreement.
“客户信息”	具有本协议第六条第一款赋予的含义。

Confidential Information	has the same meaning as the one stipulated by Article 6.2 under this Agreement.
“保密信息”	具有本协议第六条第二款赋予的含义。

Breach Party	has the same meaning as the one stipulated by Article 11.1 under this Agreement.
“违约方”	具有本协议第十一条第一款赋予的含义。

Breach	has the same meaning as the one stipulated by Article 11.1 under this Agreement.
“违约”	具有本协议第十一条第一款赋予的含义。

This Party’s Rights	has the same meaning as the one stipulated by Article 13.5 under this Agreement.
“该方权利”	具有本协议第十三条第五款赋予的含义。

1.2	To invoke any laws and regulations (the “Laws”) under this Agreement means:
本协议对任何法律、法规 (“法律”)的援引应视为：

(1)
to invoke at the same time the content of the amendments, adjustments, complements and revisions of the Laws no mater it comes into effect before or after the conclusion of this Agreement, and
同时包括援引这些法律的修正、变更、增补及重新制订的内容，而不论其生效时间在本协议订立之前或之后；且

(2)	to invoke at the same time other decisions, notices and rules made or taking effect according to the Laws.
同时包括援引按其规定所制订或因其而有效的其他决定、通知及规章。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

1.3
Unless there is other stipulation in the context of this Agreement, all the articles, paragraphs and subparagraphs mean the corresponding content under this Agreement.
除非本协议上下文另有说明，本协议中所指条、款、项、段落均指本协议中的相应内容。

Article 2 Service
第二条 服务

2.1
Party B shall provide Party A with service under this Agreement since the date of this Agreement and continue to provide the service during the term of the agreement stipulated by Article 8.1 of this agreement.
本协议签署之日起，乙方即开始按照本协议之规定向甲方提供服务，并在本协议第八条第一款规定的期限内，继续提供该服务。

2.2
Party B shall equip itself with all kinds of equipment reasonably needed for providing services，and purchase，lease or obtain new equipment to meet the need to provide satisfactory service.
乙方应配备为提供服务合理地所需的各种设备，并根据甲方的年度业务计划及甲方的合理要求采购、租赁、添置新的设备，以满足其提供优良的服务之需要。

2.3
Party B shall provide Party A with good consulting service (including but not limited to strategic planning, marketing, content-making, client management and etc.) to assure the fine operation of Party B.

方应向甲方提供的优质的咨询服务（包括但不限于战略策划、市场营销、内容制作、客户管理等方面的咨询），以确保甲方的经营活动良好地进行。

2.4	Party B shall timely provide service to Party A and communicate with Party A the information related to the business and/or clients of Party A.
乙方应及时向甲方提供服务并与甲方沟通、交流各种与甲方业务及/或与甲方客户有关的信息。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Article 3 Service Fees
第三条 服务费

3.1	Party A agrees to pay the fees for the service provided by Party B according to Article 2 of this Agreement, including:
就乙方依据本协议第二条所提供的服务，甲方同意按第三条第一款向乙方支付服务费，包括如下部分：

(1)	RMB 50,000 Yuan for fixed service fees and depreciation expenses per month; 每月人民币50,000元的固定服务费及设备折旧费；

(2)	Sales service fees equivalent to 95% of the total annual net profit of Party A; 相当于甲方当年全部净利润总额的95%之业绩服务费；

(3)	Fees for other related technical service and consulting service required by Party A from time to time and stipulated by additional agreements by both parties.
双方另行约定的，应甲方要求而不时提供的其他相关技术服务及咨询服务的服务费。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

3.2
Party A shall pay the service fees to Party B monthly. Party A shall, before the tenth work day of each month, pay Party B the fixed service fees as stated in Article 3.1(1). In case there are less than 30 days of a certain month, Party A shall pay Party B the fixed service fees based on actual days. After each fiscal year, both parties shall calculate the sales service fees stipulated by Article 3.1(2) according to Party A’s total net profit of last fiscal year reported by the audit report issued by a Chinese certified accounting firm recognized by both parties, and Party A shall pay Party B the aforesaid sales service fees within 15 days after the issuance of the related audit report. Party A agrees to provide the related Chinese certified accounting firm with all the materials and assistance necessary to assure the Chinese certified accounting firm can complete the audit report of last fiscal year and issue it to both Party A and Party B within 30 days after the end of last fiscal year. Party A shall pay Party B the related technical service fees and business consulting service fees stipulated by Article 3.1(3) according to the provisions of other additional technical service agreements or consulting service agreements concluded by both parties from time to time.

甲方应按月向乙方支付服务费。甲方应在每月的第十(10)个工作日之前，依据上款所述金额向乙方支付第三条第一款(1)中所述的固定服务费，第一个月若不满30天，则甲方根据实际天数按比例向乙方支付该月的固定服务费及设备折旧费。在甲方的每个会计年度结束后，甲乙双方应按经双方均认可之中国注册会计师事务所出具的审计报告所确认的甲方上一会计年度净利润总额，对甲方根据第三条第一款(2)中所述的业绩服务费进行核算，并在审计报告出具后的十五(15)个工作日内作出相应支付。甲方向乙方承诺将向有关之中国注册会计师事务所提供一切所需资料及协助，并促使其于每一会计年度结束的三十个(30)工作日内完成并向甲乙方出具有关上一会计年度的审计报告。甲方应根据由双方不时签署的其他技术服务或咨询服务协议的条款，向乙方支付第三条第1款(3)中所述的其他相关技术服务及咨询服务的服务费。

3.3
Party A shall transfer all the service fees to the bank account designated by Party B according to the provisions of this Article. In case Party B changes its bank account, it shall notify Party A the change seven (7) Working Days in advance.
甲方应按本条的规定，将所有服务费按时划至乙方指定的银行 帐号。乙方如更改其银行帐号，应提前七(7)个工作日向甲方发出书面通知。

3.4	The two parties, after mutual negotiation, may make adjustments to the detailed charge ratio of sales service fees stipulated by Article 3.2(1) and Article 3.2(2).
虽有本协议第三条第二款的规定，经双方协商一致，可调整该款第(1)项和第(2)项所述业绩服务费的具体支付比例。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Article 4 Obligations of Party A
第四条 甲方义务

4.1
The service supplied by Party B under this Agreement is exclusive. During the term of this Agreement, Party B shall not，without prior written consent of Party B, enter into any other agreements with a third party to hire the third party to provide service the same as or similar to that provided by Party B.

本协议中的乙方服务具有排他性，在本协议有效期内，未经乙方事先书面同意，甲方不得与其他任何第三方签订任何协议，聘请该等第三方向其提供与乙方服务相同或相类似的服务。

4.2
Party A shall provide Party B with the final copy of the annual business plan for next year before January 10 of each year, to facilitate Party B to make related service plan and add equipment and technical service power needed.  In case Party A requires Party B to add new equipment beyond the aforesaid plan, Party A shall negotiate with Party B fifteen (15) days in advance to enter into mutual agreements.

甲方应在每年的1月10日之前向乙方提供定稿之甲方下一年的年度业务计划，以便乙方安排相应的服务计划并添置所需的设备及技术服务力量，如甲方临时需乙方添置新设备，应提前十五(15)天与乙方进行磋商，以达成双方一致意见。

4.3	To facilitate Party A to provide service, Party A shall provide Party B with related materials truly and timely upon Party B’s request.
为便于乙方提供服务，甲方应当应乙方要求准确及时地向乙方提供其要求的相关资料。

4.4	Party A shall pay Party B the service fees timely and fully based on the provisions of Article 3 of this Agreement.
甲方应根据本协议第三条的规定，按时、足额地向甲方支付服务费。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

4.5	Party A shall sustain its good reputation, explore the business actively and take every effort to maximum the benefits.
甲方应维持自身的良好信誉，积极拓展业务，争取收益的最大化。

4.6
To promote the business of Party A, both parties agree that Party A may，upon Party B’s request and entrust，research and develop techniques needed for Party B’ service provided under this agreement. Party A has to accept the offer of the aforesaid entrust. The ownership of rights and interests of the foresaid technical fruits shall be decided by the provisions of Article 5.2(1) of this Agreement.

为了促进甲方业务，双方同意在甲方有能力且不违反中国法律的强制性规定的情况下，由乙方委托甲方按照乙方要求专门研究开发乙方为提供本协议项下的服务所需要的技术。对于该等委托，甲方必须接受，由此产生的技术成果的权益归属应适用本协议第五条第二款第一项的规定。

Article 5 Intellectual Rights
第五条 知识产权

5.1	The intellectual property rights of the products created during the process of providing service by Party B belong to Party B.
乙方在提供服务过程中所创造的工作成果之知识产权属乙方所有。

5.2
Whereas the operation of the business of Party A relies on the service provided by Party B under this Agreement，Party A agrees to make the following arrangements regarding the business-related techniques developed from Party A’s service:

由于甲方业务的开展依赖于乙方在本协议项下提供的服务，就甲方在该等服务的基础上开发的业务相关技术，甲方同意如下安排：

(1)
If the business-related technique is developed by Party A through its further development upon the entrust of Party B, or it is developed corporately by both parties, then the ownership and related rights to apply for patent all belong to Party B.

若业务相关技术系由甲方受乙方的委托进一步开发获得，或由甲方同乙方合作开发而获得，则其所有权和相关专利申请权均归乙方所有。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

(2)
If the business-related technique is independently developed by Party A, the ownership of the business-related technique may belong to Party A under the following circumstances: (A) Party A shall timely notify the details of the related technique to Party B and provide Party B with the related materials required by Party B; (B) If Party A is going to license or transfer the related technique, Party B may, without the conflicts with Chinese compulsory law regulations, enjoy the priority to purchase the related technique or be licensed to use the technique exclusively, or Party B may use the related technique to the same extent that Party A specifically transfer to or license others (however, Party A has the right to decide whether or not to accept the offer of the transfer or the license); Party A may, upon Party B’s waiver of the priority to purchase the ownership of the related technique and the exclusive right to use the related technique, transfer or license the related technique to a third party with conditions offered no better than that offered to Party B (including but not limited to the transfer price or license fee), and shall guaranty the third party will fully abide by and perform the duties and obligations of Party A under this Agreement. (c)With the exception of the situations in Article 5.3(2)(B), Party A enjoys the right to purchase the related technique within the term stipulated by Article 8.1 of this Agreement; At the appointed time, Party A shall, without the conflict with the Chinese compulsory law regulations, accept Party B’s foresaid offer with price of RMB 1.00 or other lowest prices allowed by the concurrent laws.

若业务相关技术系由甲方进一步独立开发获得，则其所有权归甲方所有，条件是(A)甲方及时将该等相关技术的详情告知乙方，并提供乙方要求提供的相关资料；(B) 若甲方欲许可使用或转让该等相关技术，甲方应在不违背中国法律的强制性规定的前提下优先转让予乙方或授予乙方独占使用许可，乙方可在甲方具体转让或授权范围内使用该等相关技术（但乙方有权决定是否接受该等转让或许可使用）；甲方只能在乙方放弃优先购买该等相关技术所有权或放弃独占使用权的情况下方可以不优惠于其向乙方提出的条件（包括但不限于转让价格或许可费用）向第三方转让该等相关技术的所有权或授予第三方使用权，并应保证该等第三方全面遵守和履行本协议项下甲方应遵守和履行的责任、义务；(C)除以上第五条第三款第二项(B)段所述情况外，在本协议第八条第一款规定的期限内，乙方有权要求购买该等相关技术；届时甲方应在不违背中国法律的强制性规定的前提下同意乙方的该等购买请求，购买价格为人民币壹元(RMB1.00)或届时法律允许的其他最低价格。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

5.3	If Party B is licensed to use the business-related technique exclusively according to Article 5.3(2), the foresaid license shall be carried out according the following provisions in this paragraph:
若乙方根据本协议第五条第二款第二项的规定被许可独家使用业务相关技术，则该等许可应根据本款以下规定进行：

(1)	the term of the license shall no shorter than ten (10) years (counting from the effective date of the related license agreement); 许可使用期限应不少于[十(10)年]（自相关许可协议生效日起计算）；

(2)	the scope of the rights licensed shall be defined as wide as possible; 许可使用的权利范围应界定在尽可能最大的范围内；

(3)
Within the term and the scope of the license, no other party (including Party A) except Party B may in any way use or license others to use the related technique;
在许可期限及许可区域内，除乙方外，任何其他方（包括甲方）均不得以任何方式使用或许可他人使用该等相关技术；

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

(4)	Without the breach of Article 5.3(3), Party A enjoys the right to independently decide to license any other third party to use the related technique; 在不违背第五条第三款第三项的条件下，甲方有权就该等相关技术自行决定再向其他第三方许可使用；

(5)
After the expiration of the license, Party B may resume the license and Party A has to agree. At the appointed time the provisions of the license shall be sustained unless Party B confirms the adjustments.
许可使用的期限届满后，乙方有权要求续签许可协议而甲方应予同意，届时许可协议的条款维持不变，但乙方认可的变更事项除外。

5.4	Despite the provisions of Article 5.2(2), the patent application of any related technique described by the foresaid subparagraph shall be carried out according to the following provisions:
虽有上述第五条第二款第二项的规定，对该段所述的任何业务相关技术的专利申请应按照以下规定进行：

(1)	If Party A is going to apply for patent of any related technique described by the foresaid subparagraph, it shall obtain prior written approval from Party B.
若甲方欲就该段所述的任何业务相关技术申请专利，则应事先取得乙方的书面同意。

(2)
Party A may apply for patent of any business-related technique independently or transfer such right to a third party only upon the waiver of such rights of Party B. Before Party A transfer such right of applying for patent to a third party, Party A shall guaranty that the third party will fully abide by and perform the duties and obligations of Party A under this Agreement; Meanwhile, the conditions (including but not limited to the transfer price) Party A offers to the third party shall not be better than that Party A offers to Party B.

甲方只能在乙方放弃购买业务相关技术的专利申请权的情况下方可自行申请专利或向第三方转让该等申请权。在甲方向第三方转让前述专利申请权的情况下，甲方应保证该第三方将全面遵守和履行本协议项下甲方应遵守和履行的责任、义务；同时，甲方向第三人转让专利申请权的条件（包括但不限于转让价格）不能优惠于其根据本款第三段的规定向乙方提出的条件。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

(3)
Within the term of this Agreement, Party B may at any time require Party A to apply for the patent of the foresaid business-related technique and decide independently whether or not to purchase such patent application right.  As long as Party B makes such requirement, Party A shall, without the conflicts with Chinese compulsory law regulations, transfer the foresaid patent application right to Party B with the price of RMB 1.00 or other lowest prices allowed by the concurrent laws; After the transfer to the foresaid patent application right of the business-related technique to Party B and the actual application for and authorization of the foresaid patent, Party A will legally become the owner the foresaid patent rights.
在本协议期间内，乙方可以随时要求甲方对该等业务技术提起专利申请，并自行决定是否购买该等专利申请的申请权。一经乙方要求，甲方应在不违背中国法律的强制性规定的前提下将该等专利申请权转让给乙方，转让价格为人民币一元(RMB1)或届时法律允许的其他最低价格；乙方获得该等业务相关技术的专利申请权提出专利申请并获得专利后，即为该等专利权的合法所有人。

5.5
Upon Party B’s written request, Party A shall, without the conflicts of Chinese compulsory legal law regulations, transfer all business-related trademark rights, internet domain name, patent rights and know-how owned by or may be owned in the future by Party A to Party B with the price of RMB1.00 or other lowest prices allowed by the concurrent laws.

经乙方书面要求，甲方应将其目前及未来所拥有的、与其业务相关的商标、网络域名、专利权、专有技术等在不违反有关法律的强制性规定的前提下转让给乙方，转让价格为人民币一元(RMB1.00)或届时法律所允许的最低价格。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

5.6
Both parties promise to each other that it will compensate any and all economic losses caused by its infringement of any other third party’s intellectual rights (including but not limited to publish rights, trademark rights, patent rights and know-how).

甲乙双方均向对方保证，将向对方补偿因己方任何侵犯他人知识产权(包括版权、商标权、专利权、专有技术)而给对方造成的任何及所有经济损失。

Clause 6 Confidentiality
第六条 保密义务

6.1
Within the term of this Agreement, all the client information and other related materials (the “Client Information”) related to the business of Party A and the service provided by Party B belong to both parties.
本协议有效期内，与甲方业务及乙方提供的服务相关的所有客户信息及其他相关资料(以下称“客户信息”)属双方共同所有。

6.2
Both parties shall keep strict confidential each party’s business secrets, proprietary information, Client Information and related materials owned by both parties and any nonpublic information of each party (collectively the “Confidential Information”). Unless there is prior written approval from the other party or disclosure requirements from the legal regulations or IPO procedures, the reception party shall not disclose the Confidential Information or any part of the Confidential Information to a third party; The reception party shall not directly or indirectly utilize the Confidential Information or any part of the Confidential Information, unless with the purpose of performing this Agreement.
无论本协议是否已终止，甲乙双方应对在本协议履行过程中所获悉的有关对方的商业秘密、专有信息、及双方共同拥有的客户信息及其他相关资料、以及任何其他一方非公开的信息(以下统称为“保密信息”)进行严格保密。除经对方事先书面同意或根据有关法律、法规的规定或上市的要求必须向第三方披露外，接收保密信息的一方不得向其他任何第三方披露保密信息或其中的任何部分；除为本协议履行之目的外，接收方亦不得使用或间接使用保密信息或其中的任何部分。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

6.3	The limitation stipulated in Section 4 shall not apply to: 以下信息不属于保密信息：

(1)	any information that the reception party has been proved by written materials to know previously; 有书面证据表明接收信息一方先前已知悉的任何信息；

(2)	any information coming into the public field without the reception party’s fault or known by the public resulted by other reasons;
非因接收方的过错而进入公共领域或因其他原因为公众所知晓的信息；或

(3)	any information the reception party obtains through other legal channels thereafter .
接收一方其后从其他途径合法获得的信息。

6.4
The reception party may disclose the Confidential Information to its employees, agencies and experts hired and guaranty the foresaid people to abide by this Agreement，keep the Confidential information in secrecy and only use the foresaid Confidential Information with the purpose of performing this Agreement.
接收信息一方可将保密信息透露给其相关的雇员、代理人或其所聘请的专业人士，但接收信息一方应确保上述人员亦应受本协议的约束，使保密信息处于保密状态，并仅为本协议履行之目的使用该等保密信息。

Clause 7 Promises and Warranties
第七条 承诺及保证

7.1
Party A shall promise and warranty that Party A is currently not and will not be in the future constrained from or limited to performing all or part of the liabilities under this Agreement by any other agreements, contracts, promises and arrangement of rights or obligations.

甲方兹此承诺并保证，目前不存在且其确保将来也不存在任何对甲方具有约束力的、可能限制甲方履行本协议项下全部或部分义务的协议、合同、承诺或其他权利、义务性安排。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Clause 8 Terms of Agreement
第八条 协议期限

8.1
Both parties hereby agree that this Agreement be executed upon two parties’ formal signature and will keep effective without time limitation unless both parties’ written agreement to terminate it in advance.
双方兹此确认，本协议经双方正式签署生效，除非双方书面约定提前终止，否则本协议无限制持续有效。

8.2	Article 8.2 and Article 6 of this Agreement shall survive if the Agreement is terminated. 本协议终止后，甲乙双方仍应遵守其于本协议第三条第二款及第六条项下的义务。

Article 9 Remedy
第九条 补偿

Party A shall fully compensate Party B’s losses that are caused by or may be caused by Party B’s act of supplying service，including but not limited to any losses caused by legal suits, recovery, arbitration, claims and administrative investigation and penalties，with the exceptions of the losses caused by Party B’s intentional misconduct or gross negligence.
甲方应补偿乙方因提供服务而蒙受或可能蒙受的一切损失并使其不受损害，包括但不限于因任何第三方向其提出诉讼、追讨、仲裁、索赔或政府机关的行政调查、处罚而引起的任何损失。但如由于乙方故意或严重过失而引起的损失，则该等损失不在补偿之列。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Article 10 Notice
第十条 通知

10.1
Any communications between parties pursuant to this Agreement including notice, requirement, offer and other correspondence shall be delivered in written form.
本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

10.2
In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered five (5) Business Days from the time of posting.
上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)天后即视为送达。

Article 11 Breach of Agreement
第十一条 违约责任

11.1
Both Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) may ask for remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time required by the Observant Party or within 10 days after the written notice of the Observant Party, the Observant Party may choose one of the following remedy ways，then (1)if the Breach Party is Party A, Party B may terminate this Agreement and require full compensation from the Breach Party; or require Party A ’s compulsory performance of the liabilities under this Agreement as well as the full compensation from Party A; (2)if the Breach Party is Party B, Party A may require Party B’s compulsory performance of the liabilities under this Agreement as well as the full compensation from Party B.
双方同意并确认，如任何一方（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），守约方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在守约方书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则守约方有权自行决定选择以下的任一种违约救济方式：如违约方为甲方，则乙方有权要求：(1)终止本协议，并要求违约方给予全部的损害赔偿；或者(2)要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。如违约方为乙方，则甲方有权要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

11.2	Both parties agree and confirm that Party A shall under no circumstances terminate this agreement with whatever reasons. 双方同意并确认，甲方在任何情况下，均不得以任何理由要求终止本协议。

11.3	The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations. 本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

11.4	Article 11 shall survive after the Agreement is ceased or terminated, regardless of other Articles under this agreement. 尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 12 Force Majeure
第十二条 不可抗力

The force majeure under this agreement means earthquake, typhoon, flood, fire, war, computer virus, design leaks of implemental software, hacker attacks on internet, changes of policies and laws and other situations which cannot be foreseen, avoided or overcame. The party，which might not perform this agreement fully or timely as a result of the direct influence caused by the force majeure, shall immediately notify by fax the other party and provide within 30 days the other party the details of the force majeure and the certificate documents proving the reasons that it is unable to perform this agreement or the performance of this agreement will be delayed. The foresaid certificate documents shall be issued by the notarization institutions located in the area where the force majeure takes place. The two parties shall, based on the extent of the influence the force majeure imposes on the performance of this contract, negotiate whether the obligations under this agreement should be partly exempted or postponed. Both parties are exempted from the compensation liability for the economic losses caused by the force majeure.
因地震、台风、水灾、火灾、战争、计算机病毒、工具性软件的设计漏洞、互联网络遭黑客袭击、政策、法律变更及其他不能预见或其后果不能防止或不可避免的不可抗力事件，直接影响一方对本协议的履行或不能按约定条件履行时，遇到该不可抗力事件的一方应立即以传真发出通知，并在三十(30)天内，提出不可抗力事件的一方应立即以传真发出通知，并在三十(30)天内，提出不可抗力的详情和本协议不能得以履行或需延迟履行的理由的证明文件，该等证明文件须由不可抗力发生地区的公证机构出具。双方根据该不可抗力事件对本协议履行的影响程度，商定本协议是否应当部分免除履行，或者延期履行。对因不可抗力事件给双方带来的经济损失，双方均不负赔偿责任。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

Article 13 Miscellaneous
第十三条 其他事项

13.1	This Agreement shall be executed in two (2) original copies in Chinese and is hold respectively by each Party. 本协议用中文做成,正本一式二(2)份，本协议之双方当事人各执一(1)份。

13.2	The conclusion，execution, validity, interpretation, performance, amendment and termination of this Agreement are governed by the laws of PRC. 本协议的订立、生效、履行、修改、解释和终止均适用中华人民共和国法律。

13.3
The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within  thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.
本协议项下发生的及与本协议有关的任何争议应由双方协商解决，如争议产生后三十(30)天内双方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对双方均有约束力。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

13.4
Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.
本协议任何条款赋予双方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

13.5
No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.
一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救(“该方权利”)将不会导致对该等权利的放弃,并且,任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

13.6	The headings are for convenience and under no circumstances the headings shall affect the interpretation of the articles of the agreement. 本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

13.7
This Agreement is severable. If any Article of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such Article shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other Articles hereof in any way.
本协议的每一条款均可分割且独立于其他每一条款, 如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行, 本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

13.8
The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.
本协议一经签署即取代双方之前就同一主题签署的任何其他法律文件。本协议的任何修改、补充必须以书面形式进行，并由本协议双方适当签署后方能生效。

13.9
Without prior written approval of Party A, the Borrowers can not transfer, pledge or assign any right, benefit or obligation under this agreement. Party A can transfer, pledge or assign any right benefit or obligation under this agreement upon notice of the other parties.
未经其他方事先书面同意，任何一方不得向任何第三方转让其于本协议下的任何权利及/或义务。

13.10	This agreement is binding to all the parties herein and their respective lawful successors and assignees. 本协议对双方的合法继受人均具有约束力。

[The blank is intentionally left]
此处留白

独家技术服务与商业咨询协议	Exclusive Technical Service and Business Consulting Agreement

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set above in Shenzhen, China.
兹此为证，本协议由下列双方于本协议开首所示日期在中国深圳市签署：

Shenzhen Wonhe Technology Co., Ltd.（seal）
深圳市网合科技股份有限公司（盖章）

Signature（签署）:

Legal Representative/Authorized Representative（法定代表人/授权代表）:

Shengshihe Management Consulting(Shenzhen) Co., Ltd.（seal）
盛世和管理咨询（深圳）有限公司（盖章）

Signature（签署）:

Legal Representative/Authorized Representative（法定代表人/授权代表）: